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                                                                    EXHIBIT 23.2



                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
TriQuint Semiconductor, Inc.:


We consent to the incorporation by reference in the registration statement on Form S-8 of our reports dated February 6, 1998, which reports appear in, or are incorporated by reference in, TriQuint Semiconductor, Inc.'s annual report on Form 10-K for the year ended December 31, 1997.






                                        KPMG Peat Marwick LLP

Portland, Oregon
November 2, 1998